                                                                 EXHIBIT 10.31




                            DEPOSIT ESCROW AGREEMENT


                 THIS DEPOSIT ESCROW AGREEMENT (this "Escrow Agreement") is made and entered into as of the 8th day of July 1997, by and among STC Broadcasting, Inc., a Delaware corporation (the "Buyer"), William L. Andrews, the Carol Cagle Trust, the Christine Cagle Testamentary Trust, the Larry Ackers GST Exempt Trust, the Brandon Ackers Trust, Gary R. Ackers and the Glen Ackers Trust (the foregoing individuals and trusts shall be referred to herein collectively as the "Sellers," and together with the Buyer, the "Undersigned"), and George Mason Bank ("Escrow Agent").

                                    RECITALS

         A. The Buyer, Abilene Radio and Television Company, a Delaware corporation (the "Company"), and the Sellers have entered into a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Sellers have agreed to sell, assign, transfer, convey and deliver to the Buyer, and the Buyer has agreed to purchase from the Sellers, all the capital stock of the Company, all in accordance with and subject to the terms and conditions set forth in the Purchase Agreement;

         B. Pursuant to the Purchase Agreement, the Buyer is required to deliver to the Escrow Agent an original, irrevocable letter of credit (the "Letter of Credit") issued for the benefit of Sellers in the amount of $425,000 in the form attached hereto as Appendix A;

         C. As a condition to the execution of the Purchase Agreement, the Undersigned have agreed to execute and deliver this Escrow Agreement; and

         D. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement.

                                   AGREEMENTS

         Accordingly, in consideration of the recitals and of the respective agreements and covenants contained herein and in the Purchase Agreement, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

         Section 1.1      Letter of Credit Escrow.

                 (a) Contemporaneously with the execution of this Escrow Agreement, Buyer has delivered the Letter of Credit to Escrow Agent, pursuant to the provisions of the Purchase Agreement.

                 (b) The Letter of Credit, any proceeds from the Letter of Credit payable by its terms to the Escrow Agent and any interest or income accrued thereon (the "Funds") are referred to herein as the "Escrowed Property". The Escrowed Property shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

         Section 1.2 Acceptance of Appointment as Escrow Agent. Escrow Agent, by signing this Escrow Agreement, accepts its appointment as escrow agent with respect to the Escrowed Property and agrees to hold and deliver the Escrowed Property in accordance with the terms of this Escrow Agreement.

         Section 1.3 Delivery of Letter of Credit to Sellers. Not more than three (3) business days after (a) the delivery to Escrow Agent of written instructions signed by Sellers' Representative and Buyer stating that the Letter of Credit is to be delivered to Sellers, or (b) the delivery to Escrow Agent of a copy of a Final Determination (as defined below) establishing Sellers' right to the Letter of Credit, Escrow Agent shall deliver the Letter of Credit to Sellers as provided in such instructions or Final Determination. A "Final Determination" shall mean a final non-appealable judgment of a court of competent jurisdiction. The Escrow Agent, at its option, shall be entitled to seek and, if received, rely conclusively upon a written opinion of legal counsel to the effect that a Final Determination delivered to the Escrow Agent pursuant to this Escrow Agreement satisfies the requirements hereof.

         Section 1.4 Delivery of Letter of Credit to Buyers. Except as otherwise provided in the last sentence of this Section 1.4, not more than three (3) business days after (a) the delivery to Escrow Agent of written instructions signed by Buyer and Sellers' Representative stating that the Letter of Credit is to be delivered to Buyer, or (b) the delivery to Escrow Agent of a copy of a Final Determination establishing Buyer's right to the Letter of Credit, Escrow Agent shall deliver the Letter of Credit to Buyer. At the Closing, simultaneously upon receipt by Escrow Agent of written instructions signed by Buyer and Sellers' Representative stating that the Letter of Credit is to be delivered to Buyer, the Escrow Agent shall deliver the Letter of Credit to Buyer or its representative.


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         Section 1.5  Replacement of Letter of Credit.

                 Buyers may provide to Sellers' Representative for Sellers' approval at least forty-five (45) calendar days before the expiration of the Letter of Credit a form of a substitute Letter of Credit in a form substantially identical to Appendix A (with an identical expiration date to the then existing Letter of Credit) issued by the issuer of the original Letter of Credit or by a United States bank having assets and a net worth (as established by the most recent public financial information of such bank, copies of which shall be provided by Buyer to Sellers' Representative) equal to or greater than the bank which issued the then existing Letter of Credit, together with a statement signed by Buyer, in each case, certifying that such substitute Letter of Credit will comply with the foregoing requirements. If Sellers' Representative approves such form of substitute Letter of Credit in writing (such approval not to be unreasonably withheld, conditioned or delayed), and Buyer delivers to Escrow Agent an original of such substitute Letter of Credit (duly executed by the issuing bank) and Sellers' Representative's written approval, at least thirty (30) calendar days before the expiration of the Letter of Credit, such substitute Letter of Credit shall thereafter be deemed the "Letter of Credit" for all purposes hereunder; and if a substitute Letter of Credit is being provided, the Escrow Agent shall simultaneously exchange the prior Letter of Credit for the substituted Letter of Credit and give receipts, if requested by Buyer, for the same.


                                   ARTICLE II

                                  ESCROW AGENT

         Section 2.1 Language Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Undersigned that:

                 (a) The Escrow Agent shall not be under any duty to give the Escrowed Property any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                 (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the Undersigned except this Escrow Agreement.





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                 (c)      The Escrow Agent shall not be liable, except for its
own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Undersigned shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Funds or any loss of interest incident to any such delays.

                 (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder (including facsimiles thereof) without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Without limiting the generality of the foregoing, Escrow Agent may rely on any extension or Letter of Credit delivered to it as constituting the Letter of Credit hereunder for all purposes unless notified in writing by Sellers to the contrary prior to its substitution.

                 (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

                 (f) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Buyer shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments from this Escrow Account shall be subject to any applicable withholding taxes. Upon request, the parties hereto will promptly provide the Escrow Agent with appropriate Form W-9 or Form W-8 (or other applicable forms). This paragraph and Section 2.1(c) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.





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                 (g)      The Escrow Agent makes no representations as to the
validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

                 (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                 (i) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent jointly designated by each of the Undersigned in writing or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is thirty (30) days after the date of delivery of its written notice of resignation to each of the Undersigned. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by each of the Undersigned or a final order of a court of competent jurisdiction.

                 (j) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

                 (k) In the event of any disagreement between the Undersigned resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall retain the Escrowed Property until the Escrow Agent shall have received (i) a Final Determination directing delivery of the Escrowed Property or (ii) a written agreement executed by Sellers' Representative and Buyer directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. The Escrow Agent, at its option, shall be entitled to seek and, if obtained, rely conclusively upon an opinion of independent counsel to the effect that any court order delivered to Escrow Agent is a Final Determination. The Escrow Agent shall act on such court order and legal opinion without further question.

                 (l) The compensation of the Escrow Agent (as payment in full) for the services to be rendered by the Escrow Agent hereunder shall be paid by Buyer in





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the amount of $500 per year for the period the Escrow Agreement is in effect, together with reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). All fees and expenses of the Escrow Agent hereunder, other than initial fee paid upon the execution hereof, shall be paid first out of interest, dividends, and other income earned on the Funds, if any, and then, to the extent of any shortfall, by Buyer. Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from any property held by the Escrow Agent hereunder. It is understood that the Escrow Agent's fees may be adjusted from time to time to conform to its then current guidelines.

                 (m) No printed or other matter in any language (including without limitation, prospectuses, notices, reports and promotional material) which mentions the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto, or is otherwise required by statute, law or court order.

                 (n) The other parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depository Trust Company and the Federal Reserve Book Entry System.

                 (o) In the event conflicting demands are made or conflicting notices are served upon Escrow Agent, directly related to its duties under this Agreement, the parties hereto agree that the Escrow Agent shall take no action until (i) such action is agreed to in writing by the parties hereto or (ii) issuance of a court order by a court of competent jurisdiction directing Escrow Agent with respect to the action which is the subject of the conflicting demands or notices.

                 (p) Purchaser and Sellers hereby agree, severally but not jointly, to indemnify Escrow Agent for, and to hold Escrow Agent harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of Escrow Agent, arising out of or in connection with Escrow Agent's entering into this Agreement and carrying out Escrow Agent's duties hereunder, including costs and expenses of successfully defending Escrow Agent against any claim of liability with respect thereto. One-half of any payment made pursuant to this paragraph (p) shall be paid by Purchaser and one-half shall be paid by Sellers. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.





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                                  ARTICLE III

                                 MISCELLANEOUS

         Section 3.1 Notices. All notices, requests, consents or other communications required or permitted under this Escrow Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party
(a) when received by such party if delivered by hand, (b) upon confirmation when delivered by telecopy (any communication delivered by telecopy shall be followed promptly with an original thereof), (c) within one day after being sent by recognized overnight delivery service, or (d) within three business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

                    (i)   if to Buyer:

                          STC Broadcasting, Inc.
                          3839 4th Street North, Suite 420
                          St. Petersburg, Florida  33703
                          Attention:  David A. Fitz
                          Telecopy No.:  (813) 821-8092

                          with copies (which shall not constitute notice) to:

                          Hicks, Muse, Tate & Furst Incorporated
                          200 Crescent Court, Suite 1600
                          Dallas, Texas  75201
                          Attention:  Lawrence D. Stuart, Jr.
                          Telecopy No.:  (214) 740-7313

                          Weil, Gotshal & Manges LLP
                          100 Crescent Court, Suite 1300
                          Dallas, Texas  75201-6950
                          Attention:  Jeremy W. Dickens, Esq.
                          Telecopy No.:  (214) 746-7777

                    (ii)  if to Sellers, to:

                          Gary R. Ackers, as Sellers' Representative
                          1037 Los Jardines Circle
                          El Paso, Texas 79912
                          Telecopy No.:  (915) 584-0216





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                          with copies (which shall not constitute notice) to:

                          Kaye, Scholer, Fierman, Hays & Handler, LLP
                          901 Fifteenth Street, N.W.
                          Washington, D.C.  20005-2327
                          Attention:  Jason L. Shrinsky
                          Telecopy No.:  (202) 682-3506

                          McMahon, Surovik, Suttle, Buhrmann, Hicks & Gill 400 Pine Street, Suite 800
                          Abilene, Texas  79601
                          Attention:  Bob Surovik
                          Telecopy No.:  (915) 676-8836

                   (iii)  if to Escrow Agent, to

                          George Mason Bank
                          1667 K Street, N.W.
                          Washington, D.C.  20006
                          Attention:  Catherine Hirsch
                          Telecopy No.:  (202) 293-6966

Any party by written notice to the other parties pursuant to this Section 3.1 may change the address or the persons to whom notices or copies thereof are to be sent to it by giving written notice of a change of address in the manner provided in this Escrow Agreement for giving notice.

         Section 3.2 Assignment. This Escrow Agreement and the rights and duties hereunder shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of the parties to this Escrow Agreement. No rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other parties, except that Buyers may assign its rights under this Escrow Agreement without obtaining the prior written consent of the other parties hereto to any person or entity to whom, pursuant to the Purchase Agreement, Buyer is permitted to assign all or any portion of its rights under the Purchase Agreement, provided that any such assignee duly executes and delivers an agreement to assume Buyer's obligations under this Escrow Agreement.

         Section 3.3 Amendment. This Escrow Agreement may be amended or modified only by an instrument in writing duly executed by the parties to this Escrow Agreement.





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         Section 3.4  Waivers.  Any waiver by any party hereto of any breach of or failure to comply with any provision of this Escrow Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Escrow Agreement.

         Section 3.5 Construction. This Escrow Agreement shall be construed and enforced in accordance with and governed by the internal substantive laws of the State of Texas without regard to conflicts of laws principles. The headings in this Escrow Agreement are solely for convenience of reference shall unto be given any effect in the construction or interpretation of this Escrow Agreement. Unless otherwise stated, references to Sections and Exhibits are references to Sections and Exhibits of this Escrow Agreement.

         Section 3.6 Third Parties. Nothing expressed or implied in this Escrow Agreement is intended, or shall be construed, to confer upon or give any person or entity other than Buyer, Sellers and Escrow Agent any rights or remedies under, or by reason or, this Escrow Agreement.

         Section 3.7 Termination. This Escrow Agreement shall terminate at the time of the delivery by Escrow Agent of the Letter of Credit or the Funds, if any, to Sellers or Buyer, as the case may be, in accordance with the provisions of this Escrow Agreement.

         Section 3.8 Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed any original and all of which together shall constitute a single instrument.

         Section 3.9 Waiver of Offset Rights. Escrow Agent hereby waives any and all rights to offset that it may have against the Letter of Credit including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, damages, or other losses (collectively, "Claims") that Escrow Agent may be otherwise entitled to collect from any party to this Escrow Agreement, other than Claims arising under this Escrow Agreement.

         Section 3.10 Sellers' Representative. Each Seller hereby designates Gary R. Ackers, as representative to act on behalf of all Sellers as contemplated or provided herein ("Sellers' Representative"), including without limitation, (a) to amend this Escrow Agreement and to defend and settle any claims arising hereunder and take any such actions with respect to the Funds as Sellers shall deem necessary or appropriate; (b) to receive, hold and deliver to Buyer any documents relating thereto on behalf of





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the Sellers; (c) to execute, acknowledge, deliver, record and file all ancillary agreements, certificates and documents that the Sellers deem necessary or appropriate in connection with the consummation of the transactions contemplated by the terms and provisions of this Escrow Agreement;
(d) to receive any payments or notices due under this Escrow Agreement and acknowledge receipt for such payments or notices; (e) to waive any breach or default under the Escrow Agreement; (f) to terminate this Escrow Agreement; and
(g) to receive service of process in connection with any claims under this Escrow Agreement. Buyer and Escrow Agent shall be entitled to rely upon instructions and notices from Gary R. Ackers with respect to this Escrow Agreement, and Buyer and Escrow Agent shall not be liable for any acts or omissions of the Sellers' Representative in connection with the performance by him of his obligations under this Escrow Agreement.

           [The remainder of this page is intentionally left blank.]





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         IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed by their duly authorized officers as of the day and year first above written.


                             BUYER:

                             STC BROADCASTING, INC.

                                     By: /s/ DAVID A. FITZ
                                        --------------------------------------
                                     Name: DAVID A. FITZ
                                          ------------------------------------
                                     Title: CFO
                                           -----------------------------------



                             SELLERS:

                             GARY R. ACKERS

                              /s/ GARY R. ACKERS
                             -------------------------------------------------



                             WILLIAM L. ANDREWS

                              /s/ WILLIAM L. ANDREWS
                             -------------------------------------------------



                             CAROLE CAGLE TRUST

                                     By:      Bank One Texas, N.A., as Trustee

                                              By: /s/ JOHN D. SLOAN
                                                 -----------------------------
                                              Name: JOHN D. SLOAN
                                                   ---------------------------
                                              Title: VICE PRESIDENT
                                                    --------------------------




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                             CHRISTINE CAGLE TRUST

                                     By:      Bank One Texas, N.A., as Trustee

                                              By: /s/ JOHN D. SLOAN
                                                 -----------------------------
                                              Name: JOHN D. SLOAN
                                                   ---------------------------
                                              Title: VICE PRESIDENT
                                                    --------------------------



                             LARRY ACKERS GST EXEMPT TRUST

                                     By:      First National Bank of Abilene,
                                                     as Trustee

                                              By: /s/ KIRK W. THAXTON
                                                 -----------------------------
                                              Name: KIRK W. THAXTON
                                                   ---------------------------
                                              Title: SR. VICE PRESIDENT &
                                                     TRUST OFFICER
                                                    --------------------------



                             BRANDON ACKERS TRUST

                                     By:      First National Bank of Abilene,
                                                     as Trustee

                                              By: /s/ KIRK W. THAXTON
                                                 -----------------------------
                                              Name: KIRK W. THAXTON
                                                   ---------------------------
                                              Title: SR. VICE PRESIDENT &
                                                     TRUST OFFICER
                                                    --------------------------


                             GLEN ACKERS TRUST

                                     By:      First National Bank of Abilene,
                                                     as Trustee

                                              By: /s/ KIRK W. THAXTON
                                                 -----------------------------
                                              Name: KIRK W. THAXTON
                                                   ---------------------------
                                              Title: SR. VICE PRESIDENT &
                                                     TRUST OFFICER
                                                    --------------------------




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                             ESCROW AGENT:

                             GEORGE MASON BANK

                                     By: /s/ J. CATHERINE HIRSCH
                                        --------------------------------------
                                     Name: J. CATHERINE HIRSCH
                                          ------------------------------------
                                     Title: SENIOR VICE PRESIDENT
                                           -----------------------------------





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